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                                   ASSIGNMENT


      THIS ASSIGNMENT ("Assignment") is made as of the date set forth below, by and between the undersigned ("Assignor") and CyNet, Inc. ("Assignee"). The Assignor owns an ownership interest ("Ownership Interest") in a Texas limited liability company, ("LLC") and desires to exchange the Ownership Interest for shares of CyNet, Inc. Class A Common Stock ("Shares"), which exchange is based upon the exchange ratio of 1.2 Shares for each $1.000 in capital originally contributed to the LLC. The terms of the exchange offer and exchange value are set forth in the Private Placement Memorandum dated November 10, 1996, and any defined terms used in this Assignment not otherwise defined herein shall have the meaning as ascribed in the Memorandum. In connection with the Exchange Offer, Assignor agrees to execute this Assignment and acknowledges that the Shares will be forwarded by the Assignee to the Assignor within 10 business days of the date hereof. In consideration of the mutual covenants contained herein, and other good and valuable consideration set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound legally, hereby agree as follows:

      1. Assignor does hereby irrevocably sell, assign, grant, convey, transfer and deliver to Assignee all of Assignor's right, title and interest in and to the Ownership Interest, free and clear of all liens, encumbrances and claims.

      2. Assignee does hereby irrevocably accept this Assignment.

      3. Assignor hereby represents and warrants to Assignee that (i) the undersigned has full power and authority and legal right to execute and deliver this Assignment and to perform and observe the terms hereof, and (ii) this Assignment constitutes legal, valid and binding obligations enforceable in accordance with its terms.

      4. Assignee represents and warrants to Assignor that (i) it has full power and authority and legal right to execute and deliver this Agreement and to perform and observe the terms hereof, (ii) it has taken all necessary legal and corporate action to authorize the execution and delivery of this Agreement and the performance and observance of the terms and conditions hereof, and (iii) this Agreement constitutes legal, valid and binding obligations enforceable in accordance with its terms.

      5. This Assignment and all of its terms and conditions shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

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      6. This Assignment may be executed in any number of counterparts and each such counterpart shall be for all purposes deemed an original and all such counterparts together shall constitute but one and the same instrument.

      7. The Assignor hereby acknowledges and understands that in connection with this Assignment, the Assignor hereby relinquishes all rights to the Ownership Interest in exchange for the Shares and therefor, foregoes and releases the Company, its shareholders, officers, directors and agents from any other right or entitlement to receive any additional consideration, value or return on investment in the occurrence of certain events, including without limitation, any initial public offering, any a public market for the Assignee capital stock.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    ASSIGNOR:

                                    ____________________________________________
                                    Printed Name:_______________________________
                                    Name of LLC:________________________________
                                    Capital Contributed (if known):_____________
                                    Date:_______________________________________


                                    ASSIGNEE:

                                    CyNet, Inc.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Date:_______________________________________